MERRILL LYNCH
INTERNATIONAL
EQUITY FUND




FUND LOGO




Semi-Annual Report

November 30, 1998



Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Roland M. Machold, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Clive D. Lang, Senior Vice President
and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance

Bar Chart Depicting Total Return in US Dollars* of the Fund's Top
Country Positions For the Three-Month Period Ended November 30, 1998


Netherlands                                 4.7
Sweden                                      6.4
Germany                                     8.1
United Kingdom                              8.6
France                                      9.6
Switzerland                                 9.7
Italy                                      12.1
Japan                                      18.8
Spain                                      21.8
Austrailia                                 22.9


Source: Morgan Stanley Capital International World (ex-US) Index.

[FN]
*For the three-month period ended November 30, 1998, total investment return in US dollars for the Morgan Stanley Capital
 International World (ex-US) Index was +12.69%.



Merrill Lynch International Equity Fund, November 30, 1998



DEAR SHAREHOLDER

During the three months ended November 30, 1998, the increased volatility in equity markets over the past 18 months continued. For the November quarter, the Morgan Stanley Capital International
(MSCI) World (ex-US) Index had a total return of +12.69%. (All performance results in this shareholder letter are measured in US dollar terms.) Total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class D Shares were +9.97%, +9.63%, +9.65% and +9.91%, respectively, for the quarter ended November 30, 1998. (Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The Fund's underperformance relative to the MSCI World (ex-US) Index largely reflected hedges back into US dollars of some foreign exchange exposure. The dollar fell sharply in the first half of the quarter, affected by concerns over Latin American economic prospects after Russia defaulted in August, and evidence that hedge funds were being forced to close out short yen positions as global liquidity conditions tightened.

The end of the sharp decline in developed equity markets that began in July was marked by a quarter-point cut in the Federal Funds rate in mid-October, a little over two weeks after the first such easing since January 1996. Easings in monetary policy elsewhere in the Group of Seven Industrialized Nations (notably Japan and the United Kingdom), an International Monetary Fund package for Brazil, and the announcement of measures aimed at alleviating Japanese banks' bad debt problems, also helped to improve sentiment toward equity markets.

During the three-month period ended November 30, 1998, the strongest returns among developed markets were in Singapore and Hong Kong, which rose by more than 50%. Several emerging Asian markets produced even bigger returns. The sharp appreciation in the yen accelerated the move down in interest rates in the region, which had already been facilitated by the accumulation of large current account surpluses. Other positive factors included evidence of a trough in the economic cycles of some countries in the region, notably Thailand and South Korea, and some signs that the policy easing in China was beginning to stabilize growth there. Gains in European stock markets lagged many other developed markets, with the weakening dollar a major concern, although only two (Denmark and Austria) produced negative returns over the quarter as a whole.


Portfolio Matters
During the three-month period ended November 30, 1998, the Fund's effective equity exposure remained fairly steady at about 95% of net assets. By region, the most significant change was an increase in developed Pacific Basin (ex-Japan) holdings (mostly Australia and Singapore) to a neutral position relative to the benchmark (about 5.5%). Among emerging markets not included in the benchmark, Asian exposure was increased in South Korea and China, but the overall exposure was cut slightly to about 3% of net assets as reductions were made in Latin America and emerging Europe/Africa. The United Kingdom remained the single largest country exposure, at 21.1% of net assets, for most of the November quarter, followed by Japan, which rose slightly to 18.0% of net assets by the end of the three-month period.

We reversed our overweighted positions in Continental European basic materials and other heavy cyclical sectors and initiated positions in sectors with more predictable growth patterns, such as telecommunications and software services. These sectors are expected to perform better in an environment of low nominal economic growth. We also increased our exposure to the European defense sector in anticipation of a major consolidation, mirroring the trend in the US market. In Japan, we maintained our overweighted positions in export technology sectors, while increasing an overweighted position in pharmaceuticals at the expense of financial sector stocks.


Economic and Investment
Environment
The declining trend in global industrial output growth, underway since mid-1997, paused during the November quarter, with improvement in some Asian economies offsetting deterioration elsewhere. Although policy makers have eased monetary conditions over the past couple of months, there is a strong risk of renewed pressure on industrial companies' profit margins in the early months of 1999. Latin America remains a particular concern in light of a sharp tightening in fiscal policy in Brazil being proposed at a time when the economy is already beginning to contract.

An important "home-grown" factor in the slowdown in the developed countries was the drift higher in the average level of real (inflation-adjusted) interest rates in 1997 and the first half of 1998 (nominal interest rates were stable at a time when inflation was falling). Although this tightening of monetary conditions has begun to be addressed, the competitive pressures suggest real interest rates may have to fall further than widely expected in the early part of 1999 before a growth rebound in late 1999/early 2000 can be assured. In the case of Japan, this may require a renewed sharp depreciation in the yen since nominal interest rates are already around zero.

Even if the outlook for 1999 global economic growth were to improve, a significant degree of spare capacity in many key industries will be maintained for some time. Therefore, secular trends toward lower inflation rates and bond yields will likely remain in place unless there is a massive change in emphasis in fiscal policy in the major economies. Three months ago, we indicated that we were confident that falling bond yields would provide support for equities over the months ahead, since we expected global earnings growth to remain in positive territory. The early months of 1999 are likely to provide a major test of this thesis, with commodity prices providing as clear a signal as any of the increasing strain of the forces of deflationary pressures and reflationary policies.

Against the backdrop of weak commodity prices, consumer spending is holding up considerably better than corporate spending across the developed world. This trend is likely to be accentuated before it reverses, which continues to argue against large holdings in markets with a concentration of cyclical industries such as Germany. For Europe as a whole, but Germany in particular, the fortunes of the dollar will remain key, with more downside than upside risk in 1999, in our view.

In a world of zero inflation, sectors and countries showing above-average earnings momentum are likely to be accorded premium valuations. In Europe during 1999, this should be most visible in domestic demand-related sectors in those countries where the trend toward lower interest rates has been accelerated by the need to converge at 3%, ahead of the introduction of the euro on January 1, 1999, notably in Spain and Ireland. The relative merits of the UK market (for example, the supply/demand balance and realistic long-term profit expectations) are now more widely appreciated by investors, but it retains its attraction as a defensive play given the relatively high weight of service sectors.

The outlook for the Japanese market is improving, albeit at a slow pace. The economic cycle may well have bottomed, based on leading indicators, accelerating real money supply growth and fiscal policy easing. Meanwhile, recent weeks have seen encouraging developments regarding the banks' bad debt problem. Solvent banks have begun to accept government funds, accelerating the process of writing bad loans. Some housing and construction companies have successfully sought forgiveness of debts. Meanwhile, some insolvent banks are being nationalized, with a view to possible closure after any attractive assets have been sold. We believe that there is considerable upside potential for this market over the long term based on low existing weightings among foreign institutional and domestic retail investors.

Although we expect the yen to resume its decline against the dollar, this may not necessarily be regarded as a problem for the rest of Asia, depending on its cause. For instance, if yen weakness reflected or was part of a clear policy by the Japanese authorities to restructure the Japanese economy, it should no longer be regarded as a major negative for growth in Asia. A genuine bull market in the region (one lasting years rather than months) probably needs a big


Merrill Lynch International Equity Fund, November 30, 1998


reduction in supply; debt problems are too severe to allow interest rate declines to give a major, sustained, boost to demand. Therefore, we will remain very selective in the Asian markets in which we invest. For example, we strongly prefer Singapore to Hong Kong since real interest rates are now much lower in Singapore (this is unlikely to change while the Hong Kong/US dollar peg is still in existence). Moreover, Singapore stands to benefit more from signs of cyclical improvement in the semiconductor industry, an industry where capacity has been taken out in recent months.


In Conclusion
Volatility in global equity markets remains high, even as many markets have rebounded following the corrections of recent months. It is still too early to call the end of the downturn as many of the world's economies stand on the cusp of deflation.

However, there are some signs for optimism in the coordinated support that the developed countries have provided to the troubled emerging economies, and in the efforts that some of these emerging countries have made to stabilize their own economic and financial systems. Nevertheless, we remain cautious as we expect the current levels of volatility to persist, especially in those markets whose economies are struggling with large debts and/or overcapacity. Our strategy for the near term is to remain very selective, taking opportunities to reinvest in those markets that demonstrate the ability to balance productive efficiency and pricing power which, in turn, should result in corporate earnings growth.

We thank you for your interest in Merrill Lynch International Equity Fund, and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Clive D. Lang)
Clive D. Lang
Senior Vice President and
Portfolio Manager



January 15, 1999







PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results
                                                             12 Month        3 Month      Since Inception
                                                           Total Return    Total Return     Total Return
ML International Equity Fund Class A Shares*                 - 1.63%          + 9.97%         + 4.40%
ML International Equity Fund Class B Shares*                 - 2.67           + 9.63          +16.40
ML International Equity Fund Class C Shares*                 - 2.75           + 9.65          + 0.06
ML International Equity Fund Class D Shares*                 - 1.82           + 9.91          +21.35
Morgan Stanley Capital International World (Ex-US) Index**   +15.46           +12.69      +33.40/+55.55

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 11/30/98 and Class B & Class D Shares, from 7/30/93 to 11/30/98.
**An unmanaged capitalization-weighted index comprised of over 1,109 companies in 21 countries, excluding the United States. Since inception total returns are for the periods from 10/31/94 to 11/30/98 and from 7/31/93 to 11/30/98, respectively.


Merrill Lynch International Equity Fund, November 30, 1998


PERFORMANCE DATA (concluded)


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -25.68%        -29.58%
Inception (10/21/94) through 9/30/98      - 2.67         - 3.99

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -26.40%        -28.66%
Five Years Ended 9/30/98                  - 0.15         - 0.15
Inception (7/30/93) through 9/30/98       + 0.09         + 0.09

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        -26.44%        -27.01%
Inception (10/21/94) through 9/30/98      - 3.65         - 3.65

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -25.82%        -29.71%
Five Years Ended 9/30/98                  + 0.64         - 0.44
Inception (7/30/93) through 9/30/98       + 0.87         - 0.18

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                 Face Amount/                                                             Value    Percent of
AFRICA       Industries          Shares Held             Investments                       Cost         (Note 1a)  Net Assets
South        Foreign          ZAL 18,100,000    Republic of South Africa, 13% due
Africa       Government                         8/31/2010                              $  2,670,963    $  2,678,219     1.0%
             Bonds

             Insurance                25,400    Liberty Life Association of
                                                Africa Limited                              689,381         434,306     0.2

                                                Total Investments in Africa               3,360,344       3,112,525     1.2


EUROPE


Denmark      Equity Basket            21,600    MSCI Denmark OPALS (Class B) (e)(g)       3,062,536       3,003,480     1.1

                                                Total Investments in Denmark              3,062,536       3,003,480     1.1


Finland      Equity Basket            15,200    MSCI Finland OPALS (Class B) (g)          2,995,768       3,196,408     1.2

                                                Total Investments in Finland              2,995,768       3,196,408     1.2


France       Aerospace                10,000    Thomson-CSF S.A.                            320,258         377,438     0.1
             & Military
             Technology

             Automobiles               2,500    Peugeot S.A.                                471,467         396,839     0.1

             Banking                   7,000    Compagnie Financiere de Paribas             385,970         625,948     0.2
                                       3,800    Societe Generale de Surveillance
                                                (Class A)                                   423,415         600,515     0.2
                                                                                       ------------    ------------   ------
                                                                                            809,385       1,226,463     0.4

             Beverages & Tobacco       4,000    Pernod Ricard                               257,124         261,103     0.1

             Broadcasting &            1,500    Canal Plus                                  273,468         345,779     0.1
             Publishing                3,600    Cap Gemini S.A.                             534,858         528,273     0.2
                                                                                       ------------    ------------   ------
                                                                                            808,326         874,052     0.3

             Building Materials        4,900    Compagnie de St. Gobain                     798,256         725,952     0.3
             & Components              5,600    Lafarge Cooper (Ordinary)                   545,276         529,401     0.2
                                                                                       ------------    ------------   ------
                                                                                          1,343,532       1,255,353     0.5

             Business &                5,900    Suez Lyonnaise des Eaux                   1,095,109       1,168,595     0.4
             Public Services           7,200    Vivendi                                   1,639,166       1,633,074     0.6
                                                                                       ------------    ------------   ------
                                                                                          2,734,275       2,801,669     1.0

             Electrical &              5,300    Alcatel Alsthom Cie Generale d'
             Electronics                        Electricite S.A.                            722,473         702,953     0.3
                                       8,800    Schneider S.A.                              510,583         542,453     0.2
                                                                                       ------------    ------------   ------
                                                                                          1,233,056       1,245,406     0.5

             Energy Sources           10,938    Elf Aquitaine S.A.                        1,446,408       1,367,781     0.5
                                       9,200    Total S.A. (Class B)                      1,046,746       1,143,956     0.4
                                                                                       ------------    ------------   ------
                                                                                          2,493,154       2,511,737     0.9

             Equity Basket            34,100    MSCI France OPALS (Class B) (g)           5,663,757       6,432,283     2.4

             Food & Household          1,600    Groupe Danone                               374,905         468,447     0.2
             Products

             Health & Personal         1,100    L'Oreal S.A.                                551,325         686,991     0.3
             Care                     15,500    Rhone-Poulenc S.A.                         744,805         775,027     0.3
                                                                                       ------------    ------------   ------
                                                                                          1,296,130       1,462,018     0.6



Merrill Lynch International Equity Fund, November 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
EUROPE                               Shares                                                               Value    Percent of
(continued)  Industries               Held               Investments                       Cost         (Note 1a)  Net Assets
France       Insurance                15,200    AXA-UAP                                $  1,834,756    $  1,970,440     0.7%
(concluded)
             Merchandising               500    Carrefour S.A.                              348,138         354,951     0.1
                                       5,300    Pinault-Printemps-Redoute S.A.              839,432         906,734     0.3
                                         850    Promodes S.A.                               511,743         557,542     0.2
                                                                                       ------------    ------------   ------
                                                                                          1,699,313       1,819,227     0.6

             Multi-Industry            5,000    Lagardere S.C.A.                            213,955         204,152     0.1

             Recreation/Other          6,300    LVMH (Louis Vuitton Moet Hennessy)        1,218,349       1,221,154     0.5

             Consumer Goods

             Telecommunications       13,700    France Telecom S.A.                         866,253         954,443     0.4
                                       3,300    France Telecom S.A. (Warrants) (b)                0               0     0.0
                                                                                       ------------    ------------   ------
                                                                                            866,253         954,443     0.4

                                                Total Investments in France              23,637,995      25,482,224     9.4


Germany      Automobiles                  20  ++Bayerische Motoren Werke AG (BMW)            13,882          15,143     0.0
                                      30,557  ++DaimlerChrysler AG                        2,374,779       2,879,448     1.1
                                       8,000    Volkswagen AG                               582,069         653,061     0.2
                                                                                       ------------    ------------   ------
                                                                                          2,970,730       3,547,652     1.3

             Banking                  20,000    Deutsche Bank AG                          1,542,396       1,238,687     0.5
                                      18,500    HypoVereinsbank AG                        1,390,911       1,606,507     0.6
                                                                                       ------------    ------------   ------
                                                                                          2,933,307       2,845,194     1.1

             Business & Public           700    SAP AG (Systeme, Anwendungen,
             Services                           Produkte in der Datenverarbeitung)          318,271         318,012     0.1
                                       1,200    SAP AG (Systeme, Anwendungen,
                                                Produkte in der Datenverarbeitung)
                                                (Preferred)                                 519,445         626,797     0.2
                                                                                       ------------    ------------   ------
                                                                                            837,716         944,809     0.3

             Chemicals                26,747    BASF AG                                   1,108,623       1,015,769     0.4
                                      26,500    Bayer AG                                  1,074,437       1,091,038     0.4
                                                                                       ------------    ------------   ------
                                                                                          2,183,060       2,106,807     0.8

             Electrical               20,000    Siemens AG                                1,328,197       1,396,037     0.5
             & Electronics

             Insurance                 5,550    AXA Colonia Konzern AG                      663,555         653,327     0.2
                                       6,100    Allianz AG                                1,679,680       2,202,928     0.8
                                                                                       ------------    ------------   ------
                                                                                          2,343,235       2,856,255     1.0

             Merchandising             1,000    Karstadt AG                                 477,852         470,275     0.2
                                       6,200    Metro AG                                    376,075         387,844     0.1
                                       4,300    Metro AG                                    165,293         174,238     0.1
                                      63,200    Metro AG (Rights) (f)                             0          13,313     0.0
                                                                                       ------------    ------------   ------
                                                                                          1,019,220       1,045,670     0.4

             Metals--Steel             2,250    Thyssen AG                                  560,503         407,276     0.2

             Multi-Industry            1,400    Preussag                                    485,935         514,286     0.2

             Recreation/Other          4,000    Adidas-Salomon AG                           461,013         437,740     0.2
             Consumer Goods

             Telecommunications       63,000    Deutsche Telekom AG                       1,791,706       1,773,913     0.7
                                       3,000    Mannesmann AG                               295,983         325,643     0.1
                                                                                       ------------    ------------   ------
                                                                                          2,087,689       2,099,556     0.8

             Transportation--         23,400    Deutsche Lufthansa AG                       590,675         513,540     0.2
             Airlines

             Utilities--              26,600    RWE AG                                    1,328,214       1,412,215     0.5
             Electrical & Gas         25,317    VEBA AG                                   1,689,918       1,407,748     0.5
                                                                                       ------------    ------------   ------
                                                                                          3,018,132       2,819,963     1.0

                                                Total Investments in Germany             20,819,412      21,534,785     8.0


Greece       Beverages & Tobacco       2,499    Hellenic Bottling Co.                        82,854          66,960     0.0

             Telecommunications       10,500    Hellenic Telecommunication
                                                Organization S.A. (OTE)                     300,227         262,833     0.1

                                                Total Investments in Greece                 383,081         329,793     0.1


Hungary      Banking                   7,200    OTP--Bank-Sponsored (GDR) (c)               407,520         305,280     0.1

             Energy Sources           17,000    Mol Magyar Olaj-es Gazipari
                                                Reszvenytarsasag (GDR) (c)                  507,875         391,850     0.2

             Health &                  3,500  ++EGIS Reszvenytarsasag                       124,535          79,763     0.0
             Personal Care
                                                Total Investments in Hungary              1,039,930         776,893     0.3


Ireland      Banking                  41,500    Bank of Ireland                             904,986         861,821     0.3

             Building Materials       36,000    CRH PLC                                     393,561         543,576     0.2
             & Components

             Insurance                65,000    Irish Life PLC                              644,716         540,895     0.2

                                                Total Investments in Ireland              1,943,263       1,946,292     0.7


Italy        Equity Basket            52,000    MSCI Italy OPALS (Class B) (e)(g)         5,531,776       6,127,160     2.3

             Multi-Industry        1,948,498  ++MontEdison S.p.A.                         1,389,675       2,334,053     0.8

             Telecommunications      982,230    Telecom Italia S.p.A.                     3,915,079       6,155,809     2.3

                                                Total Investments in Italy               10,836,530      14,617,022     5.4


Netherlands  Appliances &             27,303    Koninklijke (Royal) Philips
             Household                          Electronics N.V.                          1,777,183       1,732,933     0.7
             Durables

             Banking                  88,000    ABN AMRO Holding N.V.                     1,859,207       1,818,716     0.7

             Beverages &              21,500    Heineken N.V.                             1,168,460       1,095,075     0.4
             Tobacco

             Broadcasting &            6,200    Wolters Kluwer N.V.                       1,206,526       1,185,428     0.4
             Publishing

             Energy Sources           25,000    Royal Dutch Petroleum Company             1,201,040       1,201,217     0.4

             Equity Basket             8,500    MSCI Netherlands OPALS (Class B) (g)      2,115,087       1,960,015     0.7

             Financial Services       52,000    ING Groep N.V.                            2,502,402       2,986,781     1.1

             Food & Household         22,500    Unilever N.V.                             1,808,024       1,764,451     0.7
             Products

                                                Total Investments in the Netherlands     13,637,929      13,744,616     5.1


Norway       Business &               37,824    Merkantildata ASA                           452,424         413,114     0.2
             Public Services

             Energy Sources           76,454    Saga Petroleum ASA                          850,887         829,908     0.3

             Equity Basket             7,000    MSCI Norway OPALS (Class B) (g)             843,080         574,910     0.2

                                                Total Investments in Norway               2,146,391       1,817,932     0.7


Merrill Lynch International Equity Fund, November 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
EUROPE                               Shares                                                               Value    Percent of
(continued)  Industries               Held               Investments                       Cost         (Note 1a)  Net Assets
Poland       Banking                  14,000    BIG Bank Gdanski S.A. (GDR) (c)        $    313,190    $    219,800     0.1%
                                      14,000    Bank Rozwoju Eksportu S.A.                  454,573         317,816     0.1
                                                                                       ------------    ------------   ------
                                                                                            767,763         537,616     0.2

             Electronics               7,966    Softbank S.A.                               154,384         175,252     0.1

             Multi-Industry           14,000    Elektrim Spolka Akcyjna                     193,710         117,874     0.0

                                                Total Investments in Poland               1,115,857         830,742     0.3


Portugal     Equity Basket            26,500    MSCI Portugal OPALS (Class B) (e)(g)      2,395,183       2,011,615     0.7

                                                Total Investments in Portugal             2,395,183       2,011,615     0.7


Spain        Banking                  18,000    Banco Santander, S.A.                       348,402         369,186     0.1

             Energy Sources            6,250  ++Repsol, S.A.                                343,908         355,454     0.1

             Equity Basket            28,000    MSCI Spain OPALS (Class B) (e)(g)         2,719,920       3,461,080     1.3

             Telecommunications        7,350    Telefonica, S.A.                            341,896         346,472     0.1

             Utilities--              45,537    Endesa, S.A.                              1,047,401       1,192,010     0.5
             Electrical & Gas

                                                Total Investments in Spain                4,801,527       5,724,202     2.1


Sweden       Appliances &             62,520    Electrolux AB                               578,325         955,857     0.3
             Household
             Durables

             Automobiles              21,683    Volvo AB (B Shares)                         702,814         505,282     0.2

             Equity Basket             7,600    MSCI Sweden OPALS (Class B) (g)           1,282,226       1,517,188     0.6

             Forest Products          30,636    Mo och Domsjo AB (Class B) Free             823,690         702,583     0.3
             & Paper                 929,741    Rottneros Bruks AB                        1,435,615         424,147     0.1
                                      57,871    Stora Kopparbergs Bergslags AB              766,518         713,532     0.3
                                                                                       ------------    ------------   ------
                                                                                          3,025,823       1,840,262     0.7

             Insurance                54,660    Skandia Forsakrings AB                      365,588         778,402     0.3

             Metals--Nonferrous      188,686    Avesta-Sheffield AB                       1,710,791         600,222     0.2

                                                Total Investments in Sweden               7,665,567       6,197,213     2.3


Switzerland  Banking                   6,500    Credit Suisse Group (Registered)            737,038       1,121,657     0.4
                                       5,500    UBS AG                                    1,394,566       1,660,915     0.6
                                                                                       ------------    ------------   ------
                                                                                          2,131,604       2,782,572     1.0

             Equity Basket             4,200    MSCI Switzerland OPALS (Class B) (g)      1,378,992       1,510,782     0.6

             Food & Household          1,000    Nestle S.A. (Registered Shares)           1,976,847       2,085,131     0.8
             Products

             Health & Personal         1,750    Novartis AG (Registered Shares)           3,352,606       3,296,664     1.2
             Care                        250    Roche Holding AG                          2,945,695       2,947,944     1.1
                                                                                       ------------    ------------   ------
                                                                                          6,298,301       6,244,608     2.3

             Insurance                   350    Schweiz Ruckverichere                       876,545         887,834     0.3
                                       1,150    Zurich Allied AG                            745,316         824,382     0.3
                                                                                       ------------    ------------   ------
                                                                                          1,621,861       1,712,216     0.6

             Telecommunications        5,600  ++Swisscom AG (Registered)                  1,907,332       1,892,436     0.7

                                                Total Investments in Switzerland         15,314,937      16,227,745     6.0


United       Aerospace & Military    228,200    British Aerospace PLC                     1,690,172       1,961,959     0.7
Kingdom      Technology              210,000    Rolls-Royce PLC                             870,194         849,028     0.3
                                                                                       ------------    ------------   ------
                                                                                          2,560,366       2,810,987     1.0

             Banking                  45,000    Abbey National                              841,077         909,673     0.3
                                     125,000    Bank of Scotland                          1,369,684       1,382,043     0.5
                                      80,876    HSBC Holdings PLC                         2,139,242       2,188,770     0.8
                                     120,200    Lloyds TSB Group PLC                      1,472,356       1,671,133     0.6
                                      77,468    National Westminster Bank
                                                PLC (Ordinary)                            1,434,144       1,413,885     0.5
                                                                                       ------------    ------------   ------
                                                                                          7,256,503       7,565,504     2.7

             Beverages & Tobacco      80,000  ++British American Tobacco PLC                697,674         733,679     0.3
                                      27,500    Cadbury Schweppes PLC                       418,012         412,963     0.2
                                      80,000    Diageo PLC                                  821,088         896,389     0.3
                                                                                       ------------    ------------   ------
                                                                                          1,936,774       2,043,031     0.8

             Building Materials      125,000    Hanson PLC                                  688,134         928,238     0.3
             & Components

             Business &                    4    Misys PLC                                        33              28     0.0
             Public Services          15,300    Railtrack Group PLC                         394,810         419,875     0.2
                                     137,500    Shanks & McEwan Group PLC                   439,604         453,805     0.2
                                      82,800    United Utilities PLC                      1,029,966       1,206,501     0.4
                                                                                       ------------    ------------   ------
                                                                                          1,864,413       2,080,209     0.8

             Chemicals                43,000    Imperial Chemical Industries PLC            425,695         397,368     0.1

             Construction &           40,000    Jarvis PLC                                  482,375         433,673     0.2
             Housing

             Electronic               65,000    Williams PLC                                414,139         402,236     0.2
             Components &
             Instrumentation

             Energy Sources          191,500    British Petroleum Company PLC             2,811,255       2,986,326     1.1
                                       5,263    British Petroleum Company PLC
                                                (ADR) (a)                                   411,442         484,854     0.2
                                                                                       ------------    ------------   ------
                                                                                          3,222,697       3,471,180     1.3

             Equity Basket            55,700    MSCI United Kingdom OPALS
                                                (Class B) (g)                            11,154,899      11,942,080     4.4

             Financial Services       55,000    Provident Financial PLC                     870,545         825,925     0.3

             Food & Household        192,000    Unilever PLC                              1,792,874       1,997,666     0.7
             Products

             Health & Personal        49,000    Glaxo Wellcome PLC                        1,340,866       1,550,082     0.6
             Care                    124,000    Nycomed Amersham PLC                        847,113         818,499     0.3
                                     206,100    SmithKline Beecham PLC                    2,381,708       2,530,390     0.9
                                      22,000    Zeneca Group PLC                            827,961         914,871     0.4
                                                                                       ------------    ------------   ------
                                                                                          5,397,648       5,813,842     2.2

             Insurance               265,000    Guardian Royal Exchange PLC               1,456,503       1,443,100     0.5
                                      60,000    Prudential Corporation PLC                  891,134         875,266     0.3
                                      53,000    Royal & Sun Alliance Insurance
                                                Group PLC                                   508,387         442,551     0.2
                                                                                       ------------    ------------   ------
                                                                                          2,856,024       2,760,917     1.0

             Investment Trust        576,000  ++Fleming Japanese Investment
                                                Trust PLC                                 1,410,545       1,387,752     0.5



Merrill Lynch International Equity Fund, November 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
EUROPE                          Face Amount/                                                              Value    Percent of
(concluded)  Industries         Shares Held              Investments                       Cost         (Note 1a)  Net Assets
United       Merchandising            30,000    The Boots Company PLC                  $    485,629    $    484,169     0.2%
Kingdom                               75,000    J Sainsbury PLC                             686,678         628,107     0.2
(concluded)                           93,000    Kingfisher PLC                              743,149         887,049     0.3
                                     180,000    Marks & Spencer PLC                       1,323,690       1,223,788     0.5
                                     155,000    Next PLC                                  1,292,562       1,253,327     0.5
                                     300,000    Tesco PLC                                   894,877         886,157     0.3
                                                                                       ------------    ------------   ------
                                                                                          5,426,585       5,362,597     2.0

             Multi-Industry          237,000    BTR PLC                                     891,688         484,961     0.2

             Telecommunications       44,600    British Telecommunications PLC              447,774         611,239     0.2
                                      55,000  ++Cable & Wireless Communications PLC         463,853         490,109     0.2
                                     157,000    Cable & Wireless PLC                      1,859,885       1,994,927     0.7
                                      31,500    Vodafone Group PLC                          441,036         465,233     0.2
                                                                                       ------------    ------------   ------
                                                                                          3,212,548       3,561,508     1.3

             Transportation--         67,900    British Airways PLC                         695,896         459,399     0.2
             Airlines

             Transportation--         82,500    Peninsular and Oriental Stream
             Shipping                           Navigation Company PLC                      845,712       1,000,640     0.4

             Utilities--             127,000    Scottish Power PLC                        1,149,657       1,347,570     0.5
             Electrical & Gas

                                                Total Investments in the
                                                United Kingdom                           54,555,717      57,077,283    21.1

                                                Total Investments in Europe             166,351,623     174,518,245    64.5


MIDDLE EAST


Israel       Multi-Industry           33,833    Koor Industries Limited                     789,523         575,161     0.2

                                                Total Investments in the Middle East        789,523         575,161     0.2


NORTH AMERICA


Canada       Aerospace &              26,550    Bombardier Inc. (Class B)                   385,557         346,304     0.1
             Military Technology

             Banking                  11,560    Bank of Montreal                            592,273         487,493     0.2
                                      22,270    National Bank of Canada                     327,029         347,264     0.1
                                                                                       ------------    ------------   ------
                                                                                            919,302         834,757     0.3

             Beverages & Tobacco       9,500    The Seagram Company Ltd.                    361,504         327,640     0.1

             Broadcasting              3,600    The Thomson Corporation                      84,650          85,322     0.0
             & Publishing

             Electrical &             13,450    Northern Telecom Ltd.                       743,757         630,510     0.2
             Electronics

             Energy Sources            5,660    Enbridge Inc.                               245,277         255,338     0.1
                                      19,140  ++Poco Petroleums Limited                     196,967         156,424     0.0
                                       6,780    Suncor Energy, Inc.                         218,718         206,570     0.1
                                                                                       ------------    ------------   ------
                                                                                            660,962         618,332     0.2

             Financial Services       15,980    Power Corporation of Canada                 325,270         355,227     0.1

             Forest Products          18,260    Abitibi-Consolidated Inc.                   171,799         169,527     0.1
             & Paper

             Gold Mines               18,210    Placer Dome Inc.                            258,174         264,905     0.1

             Machinery &               9,100    United Dominion Industries Limited          282,604         188,902     0.1
             Engineering

             Merchandising             9,580    Canadian Tire Corp.                         270,637         241,144     0.1

             Metals--Nonferrous       18,270    Inco Limited                                194,682         212,025     0.1
                                      14,360    Rio Algom Limited                           193,448         185,896     0.1
                                                                                       ------------    ------------   ------
                                                                                            388,130         397,921     0.2

             Multi-Industry            8,780    Imasco Limited                              168,233         175,657     0.1

             Telecommunications       13,700    BCE Inc.                                    548,476         487,718     0.2

             Utilities--              15,010    TransCanada PipeLines Limited               222,348         224,242     0.1
             Electrical & Gas

                                                Total Investments in Canada               5,791,403       5,348,108     2.0


United       US Government      US$4,000,000    United States Treasury Note, 5.25%
States       Obligations                        due 11/15/2028                            4,007,500       4,111,240     1.5

                                                Total Investments in the United States    4,007,500       4,111,240     1.5


                                                Total Investments in North America        9,798,903       9,459,348     3.5


PACIFIC BASIN/ASIA


Australia    Banking                  70,900    Australia and New Zealand
                                                Banking Group Ltd.                          401,957         468,556     0.2
                                      25,700    Commonwealth Bank of Australia              309,747         354,716     0.1
                                      81,500    National Australia Bank Ltd.              1,177,534       1,220,708     0.5
                                     105,000    Westpac Banking Corp. Ltd.                  657,964         701,175     0.3
                                                                                       ------------    ------------   ------
                                                                                          2,547,202       2,745,155     1.1

             Beverages &             150,000    Foster's Brewing Group Limited              358,637         393,314     0.1
             Tobacco                  27,500    Rothmans Holdings, Ltd.                     192,535         188,483     0.1
                                                                                       ------------    ------------   ------
                                                                                            551,172         581,797     0.2

             Broadcasting &          180,000  ++Cable & Wireless Optus Limited              246,307         337,288     0.1
             Publishing               82,100    The News Corporation Limited                531,083         576,800     0.2
                                     142,800    The News Corporation Limited
                                                (Preferred)                                 780,772         897,926     0.3
                                                                                       ------------    ------------   ------
                                                                                          1,558,162       1,812,014     0.6

             Business & Public        13,000    Brambles Industries Limited                 273,804         318,851     0.1
             Services

             Chemicals                36,000    Orica Ltd.                                  211,679         199,204     0.1

             Construction &           28,700    Leighton Holdings Ltd.                      111,840         116,761     0.0
             Housing

             Energy Sources           75,000    Broken Hill Proprietary Co., Ltd.           602,127         596,574     0.2
                                      52,500    Woodside Petroleum Ltd.                     295,364         267,397     0.1
                                                                                       ------------    ------------   ------
                                                                                            897,491         863,971     0.3

             Gold Mines              144,000  ++Newcrest Mining                             215,225         204,637     0.1
                                     219,000    Normandy Mining Limited                     199,993         203,807     0.1
                                                                                       ------------    ------------   ------
                                                                                            415,218         408,444     0.2

             Insurance                25,200  ++AMP Limited                                 297,218         326,724     0.1
                                     168,800    GIO Australia Holdings, Ltd.                433,511         550,874     0.2
                                      89,200    QBE Insurance Group Ltd.                    350,920         384,770     0.2
                                                                                       ------------    ------------   ------
                                                                                          1,081,649       1,262,368     0.5

             Leisure & Tourism        24,000    Tabcorp Holdings Ltd.                       153,438         161,249     0.1

             Merchandising            45,000    Coles Myers Limited                         195,912         233,442     0.1

             Metals--Nonferrous      405,000    M.I.M. Holdings Limited                     194,844         198,638     0.1
                                      60,000    WMC Limited                                 192,414         189,357     0.1
                                                                                       ------------    ------------   ------
                                                                                            387,258         387,995     0.2


Merrill Lynch International Equity Fund, November 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
PACIFIC
BASIN/ ASIA                          Shares                                                               Value    Percent of
(continued)  Industries               Held               Investments                       Cost         (Note 1a)  Net Assets
Australia    Real Estate             158,300    General Property Trust                 $    273,438    $    306,481     0.1%
(concluded)                           13,500    Lend Lease Corp.                            293,957         329,790     0.1
                                                                                       ------------    ------------   ------
                                                                                            567,395         636,271     0.2

             Telecommunications      264,900  ++Telstra Corporation Limited                 949,028       1,179,309     0.4

             Utilities--              53,200    Australian Gas Light Company Limited        313,423         396,107     0.1
             Electrical & Gas

                                                Total Investments in Australia           10,214,671      11,302,938     4.2


China        Telecommunications       46,600  ++China Telecom (Hong Kong) Limited
                                                (ADR) (a)                                 1,473,934       1,843,613     0.7

                                                Total Investments in China                1,473,934       1,843,613     0.7


Hong Kong    Leisure & Tourism       165,000    Shanghai Industrial Holdings Limited        413,834         335,647     0.1

             Multi-Industry              325    Hutchison Whampoa Limited                     1,886           2,309     0.0

             Real Estate              48,400    Great Eagle Holding (Warrants) (b)                0               0     0.0

             Utilities--                 700    Hong Kong and China Gas Company Ltd.          1,084             927     0.0
             Electrical & Gas         62,350    Hong Kong and China Gas Company Ltd.
                                                (Warrants) (b)                                    0           6,523     0.0
                                                                                       ------------    ------------   ------
                                                                                              1,084           7,450     0.0

                                                Total Investments in Hong Kong              416,804         345,406     0.1


Japan        Appliances &             68,000    Pioneer Electronic Corporation            1,226,663       1,119,148     0.4
             Household Durables       16,100    Sony Corporation                          1,407,429       1,178,974     0.4
                                                                                       ------------    ------------   ------
                                                                                          2,634,092       2,298,122     0.8

             Automobiles              54,000    Toyota Motor Corporation                  1,466,686       1,369,311     0.5

             Banking                 102,000    Mitsubishi Trust & Banking Corp.          1,103,895         737,809     0.3

             Beverages & Tobacco         211    Japan Tobacco, Inc.                       1,369,720       1,852,080     0.7

             Broadcasting &           27,000    Nippon Broadcasting System,
             Publishing                         Incorporated                              1,438,959         921,652     0.3
                                       1,350    Nippon Television Network Corp.             406,228         429,007     0.2
                                                                                       ------------    ------------   ------
                                                                                          1,845,187       1,350,659     0.5

             Building Materials       86,000    Sanwa Bank Ltd.                             655,950         779,340     0.3
             & Components            116,000    Sekisui Chemical Co., Ltd.                  610,575         707,087     0.3
                                                                                       ------------    ------------   ------
                                                                                          1,266,525       1,486,427     0.6

             Business & Public           455    NTT Data Corporation                      2,104,723       1,989,516     0.7
             Services                 96,000    Ricoh Co., Ltd.                           1,105,387         924,577     0.3
                                                                                       ------------    ------------   ------
                                                                                          3,210,110       2,914,093     1.0

             Chemicals               146,000    Kaneka Corp.                                754,929       1,046,587     0.4
                                      47,000    Shin-Etsu Chemical Co., Ltd.                872,405       1,050,471     0.4
                                                                                       ------------    ------------   ------
                                                                                          1,627,334       2,097,058     0.8

             Construction            163,000    Nishimatsu Construction Co. Ltd.            817,580         894,221     0.3
             & Housing

             Data Processing &       135,000    Fujitsu Limited                           1,459,200       1,560,224     0.6
             Reproduction

             Electrical &            181,000    Hitachi Ltd.                              1,684,174       1,090,060     0.4
             Electronics             110,000    Uniden Corp.                              1,534,226       1,001,300     0.4
                                                                                       ------------    ------------   ------
                                                                                          3,218,400       2,091,360     0.8

             Electronic              126,000    Anritsu Corp.                             1,457,622       1,091,645     0.4
             Components &              8,500    Keyence Corporation                         964,384         960,257     0.4
             Instrumentation          28,000    Murata Manufacturing Co., Ltd.              939,633       1,096,879     0.4
                                         610    NTT Mobile Communication
                                                Network, Inc. (e)                         2,012,861       2,330,137     0.9
                                      11,000    Rohm Company Ltd.                           614,872         929,779     0.3
                                      17,000    TDK Corporation                           1,231,374       1,410,679     0.5
                                                                                       ------------    ------------   ------
                                                                                          7,220,746       7,819,376     2.9

             Financial                36,000    Jafco Co., Ltd.                           2,046,897       1,026,983     0.4
             Investment Company

             Financial Services      220,000    Daiwa Securities Co., Ltd.                1,023,063         784,948     0.3

             Health & Personal       135,000    Fujisawa Pharmacturical Co., Ltd.         1,218,297       1,618,376     0.6
             Care                     52,000    Sankyo Co., Ltd.                          1,306,244       1,183,355     0.4
                                      52,000    Taisho Pharmaceuticals Co.                1,016,737       1,289,012     0.5
                                                                                       ------------    ------------   ------
                                                                                          3,541,278       4,090,743     1.5

             Industrial Components    51,000    Bridgestone Corporation                     923,203       1,193,758     0.4
                                     222,000    Fujikura Ltd.                             1,630,841       1,239,548     0.5
                                     293,000    NSK Ltd.                                  1,727,845       1,154,950     0.4
                                                                                       ------------    ------------   ------
                                                                                          4,281,889       3,588,256     1.3

             Merchandising            25,000    Ito-Yokado Co., Ltd.                      1,467,393       1,527,958     0.6
                                      73,000    Uny Co., Ltd.                             1,220,761       1,222,204     0.5
                                                                                       ------------    ------------   ------
                                                                                          2,688,154       2,750,162     1.1

             Metals--Steel           610,000    Nippon Steel Corporation                  1,678,915       1,110,533     0.4

             Miscellaneous             3,000    Toyo Seikan Kaisha, Ltd.                     93,627          49,984     0.0
             Materials &
             Commodities

             Multi-Industry           73,000    Ibiden Co., Ltd.                          1,013,942       1,069,132     0.4

             Non Index               660,099    Nikkei (Warrants) (b)                       860,580         797,226     0.3

             Real Estate             144,000    Mitsui Fudosan Co., Ltd.                  1,523,472       1,104,811     0.4

             Telecommunications          198    Nippon Telegraph & Telephone
                                                Corporation (NTT)                         1,766,676       1,480,494     0.5

             Transportation--            260    East Japan Railway Co.                    1,217,743       1,510,891     0.6
             Road & Rail             163,000    Nippon Express Co., Ltd.                    961,435         847,854     0.3
                                     295,000    Tokyu Corp.                               1,832,883         774,423     0.3
                                                                                       ------------    ------------   ------
                                                                                          4,012,061       3,133,168     1.2

             Wholesale &             209,000    Mitsui & Co.                              1,533,002       1,194,140     0.4
             International Trade

                                                Total Investments in Japan               53,303,031      48,651,320    18.0

New          Electrical &             26,050    PDL Holdings Limited                        118,808          57,923     0.0
Zealand      Electronics

             Merchandising           135,967    Lane Walker Rudkin Industries, Ltd.         120,378          77,372     0.0

             Real Estate             729,340    Wrightson Ltd.                              495,737         130,658     0.1

                                                Total Investments in New Zealand            734,923         265,953     0.1


Singapore    Equity Basket           105,000    MSCI Singapore OPALS (Class B) (g)        3,308,700       4,063,500     1.5

                                                Total Investments in Singapore            3,308,700       4,063,500     1.5


Merrill Lynch International Equity Fund, November 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
PACIFIC
BASIN/ ASIA                       Shares                                                                  Value    Percent of
(concluded)  Industries            Held                  Investments                       Cost         (Note 1a)  Net Assets
South        Appliances &              6,700  ++Samsung Electronics (GDR) (c)(e)        $   402,000    $    218,420     0.1%
Korea        Household
             Durables

             Equity Basket            20,000    MSCI South Korea OPALS (Class B) (g)        772,800       1,098,800     0.4

             Telecommunications       79,512    SK Telecommunications Co., Ltd.
                                                (ADR) (a)(e)                              1,283,904         819,968     0.3
             Utilities--              32,880    Korea Electric Power Corporation          1,365,347         633,831     0.2
             Electrical & Gas

                                                Total Investments in South Korea          3,824,051       2,771,019     1.0


                                                Total Investments in the
                                                Pacific Basin/Asia                       73,276,114      69,243,749    25.6


SOUTHEAST ASIA


India        Banking                     300    State Bank of India                           2,095           1,037     0.0

             Beverages & Tobacco         200    ITC Ltd.                                      2,905           3,212     0.0

             Chemicals                   100    Indian Petrochemicals Corp. Ltd.                396             120     0.0
                                       1,298    Reliance Industries Ltd.                      6,720           3,426     0.0
                                         147    Tata Chemicals Limited                          740             270     0.0
                                                                                       ------------    ------------   ------
                                                                                              7,856           3,816     0.0

             Energy Sources              400    Hindustan Petroleum Corporation Ltd.          4,871           2,289     0.0

             Health & Personal Care       40    Ranbaxy Laboratories Limited                    378             227     0.0
                                         225  ++Reckitt & Coleman of India Ltd.               1,926           1,630     0.0

                                                                                              2,304           1,857     0.0

             Metals--Steel               100  ++Steel Authority of India Ltd.                    68              12     0.0

                                                Total Investments in Southeast Asia          20,099          12,223     0.0


SHORT-TERM                           Face
SECURITIES                          Amount                 Issue


             Commercial       US$  8,048,000    Ford Motor Credit Company, 5.51%
             Paper*                             due 12/01/1998                            8,048,000       8,048,000     3.0

                                                Total Investments in Commercial Paper     8,048,000       8,048,000     3.0


             US Government         3,000,000    United States Treasury Bill, 3.865%
             Obligations*                       due 1/21/1999 (d)                         2,983,574       2,980,830     1.1

                                                Total Investments in US Government
                                                Obligations                               2,983,574       2,980,830     1.1


                                                Total Investments in Short-Term
                                                Securities                               11,031,574      11,028,830     4.1

<CAPTIN>
OPTIONS                Nominal Value Covered                                              Premiums
PURCHASED               by Options Purchased                                                Paid
             Currency Put         12,000,000    Japanese Yen, expiring October 1999
             Options Purchased                  at YEN 150                                  107,400         121,200     0.0

                                                Total Options Purchased                     107,400         121,200     0.0

                                                Total Investments                       264,735,580     268,071,281    99.1


OPTIONS                Nominal Value Covered                                              Premiums
WRITTEN                   by Options Written                                              Received
             Call Options Written        346    Nestle AG, expiring December 1998
                                                at NLG 281                                  (37,738)        (35,797)   (0.0)

             Currency Call        12,000,000    Japanese Yen, expiring October 1999
             Options Written                    at YEN 96.45                               (107,400)       (141,600)   (0.0)

                                                Total Options Written                      (145,138)       (177,397)   (0.0)


             Total Investments, Net of Options Written                                 $264,590,442     267,893,884    99.1
                                                                                       ============
             Time Deposit++++                                                                             4,047,172     1.5

             Variation Margin on Financial Futures Contracts**                                             (144,628)   (0.1)

             Unrealized Depreciation on Forward Foreign Exchange Contracts***                               (76,418)    0.0

             Liabilities in Excess of Other Assets                                                       (1,308,578)   (0.5)
                                                                                                       ------------   ------
             Net Assets                                                                                $270,411,432   100.0%
                                                                                                       ============   ======


          (a)American Depositary Receipts (ADR).
          (b)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (c)Global Depositary Receipts (GDR).
          (d)Security held as collateral in connection with open financial futures contracts.
          (e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (f)The rights may be exercised until 12/07/98.
          (g)Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.
            *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
           **Financial futures contracts sold as of November 30, 1998 were as follows:


             Number of                               Expiration        Value
             Contracts    Issue        Exchange         Date      (Notes 1a & 1c)

                 27    Nikkei Index      CME       December 1998    $  1,997,325
                 49     SFE--            SFE--
                         Ordinary         Ordinary December 1998       2,141,378
                  5     DAX Index        DTB       December 1998       1,490,387
                                                                    ------------
             Total Financial Futures Contracts Sold
             (Total Contract Price--$5,615,024)                     $  5,629,090
                                                                    ============

             Financial futures contracts purchased as of November 30, 1998 were as follows:

             Number of                               Expiration        Value
             Contracts    Issue        Exchange         Date      (Notes 1a & 1c)

                 17      FTSE 100       LIFFE      December 1998     $ 1,629,902
                 21      IBEX 35         IBEX      December 1998       1,405,305
                 20     Hang Seng     Hang Seng    December 1998       1,349,047
                 97    CAC 40 Index      CAC       December 1998       3,288,621
                                                                     -----------
             Total Financial Futures Contracts Purchased
             (Total Contract Price--$7,604,188)                      $ 7,672,875
                                                                     ===========

          ***Forward foreign exchange contracts as of November 30, 1998 were as follows:

                                                                     Unrealized
             Foreign                                                Appreciation
             Currency                         Expiration           (Depreciation)
             Purchased                           Date                 (Note 1c)

             DM              6,740,940      January 1999             $    (4,398)
             KRW         1,100,000,000      December 1998                 45,651
                                                                     -----------
             (US$ Commitment--$4,837,139)                            $    41,253
                                                                     -----------

                                                                     Unrealized
             Foreign                                                Appreciation
             Currency                         Expiration           (Depreciation)
             Sold                                Date                 (Note 1c)

             A$              6,576,005      January 1999             $    61,664
             Pound Sterling  1,249,764      January 1999                   7,936
             KRW         3,353,000,000      December 1998               (357,570)
             SGD               977,700      December 1998                  5,484
             YEN           346,155,000      December 1998                183,969
             YEN         1,468,380,000      January 1999                 (19,154)
                                                                     -----------
             (US$ Commitment--$24,199,194)                           $  (117,671)
                                                                     -----------

             Total Unrealized Depreciation on Forward Foreign
             Exchange Contracts--Net                                 $  (76,418)
                                                                     ===========

           ++Non-income producing security.
         ++++Time deposit bears interest at 7.687% and matures on 2/01/1999.


             See Notes to Financial Statements.


Merrill Lynch International Equity Fund, November 30, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1998
Assets:             Investments, at value (identified cost--$264,628,180) (Note 1a)                       $  267,950,081
                    Options purchased, at value (cost--$107,400) (Notes 1a & 1c)                                 121,200
                    Foreign cash (Note 1b)                                                                     8,857,828
                    Foreign time deposits (Note 1b)                                                            4,047,172
                    Receivables:
                      Securities sold                                                     $  10,176,330
                      Dividends                                                               1,359,403
                      Beneficial interest sold                                                  123,583
                      Interest                                                                  113,505
                      Forward foreign exchange contracts (Note 1c)                               15,310       11,788,131
                                                                                          -------------
                    Deferred organization expenses (Note 1f)                                                       4,111
                    Prepaid registration fees and other assets (Note 1f)                                          96,038
                                                                                                           -------------
                    Total assets                                                                             292,864,561
                                                                                                           -------------

Liabilities:        Options written, at value (premiums received--$145,138)
                    (Notes 1a & 1c)                                                                              177,397
                    Unrealized depreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                     76,418
                    Payables:
                      Securities purchased                                                   12,778,376
                      Custodian bank (Note 1h)                                                5,768,097
                      Beneficial interest redeemed                                            2,580,792
                      Variation margin (Note 1c)                                                144,628
                      Distributor (Note 2)                                                      184,164
                      Investment adviser (Note 2)                                               171,885
                      Forward foreign exchange contracts (Note 1c)                               58,274       21,686,216
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       513,098
                                                                                                           -------------
                    Total liabilities                                                                         22,453,129
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 270,411,432
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                            $     243,564
                    Class B Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                2,308,113
                    Class C Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                  106,205
                    Class D Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                  512,333
                    Paid-in capital in excess of par                                                         340,557,750
                    Undistributed investment income--net                                                       1,948,328
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (21,980,923)
                    Accumulated distributions in excess of realized capital gains on investments and foreign currency
                    transactions--net (Note 1g)                                                              (56,646,574)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          3,362,636
                                                                                                           -------------
                    Net assets                                                                             $ 270,411,432
                                                                                                           =============

Net Asset           Class A--Based on net assets of $20,676,217 and 2,435,638 shares of
Value:                       beneficial interest outstanding                                               $        8.49
                                                                                                           =============
                    Class B--Based on net assets of $197,066,212 and 23,081,135 shares of
                             beneficial interest outstanding                                               $        8.54
                                                                                                           =============
                    Class C--Based on net assets of $8,936,726 and 1,062,048 shares of
                             beneficial interest outstanding                                               $        8.41
                                                                                                           =============
                    Class D--Based on net assets of $43,732,277 and 5,123,328 shares of
                             beneficial interest outstanding                                               $        8.54
                                                                                                           =============
                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1998
Investment Income   Dividends (net of $323,186 foreign withholding tax)                                    $   3,446,580
(Notes 1d & 1e):    Interest and discount earned                                                               1,080,175
                                                                                                           -------------
                    Total income                                                                               4,526,755
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                     $   1,244,726
                    Account maintenance and distribution fees--Class B (Note 2)               1,209,719
                    Transfer agent fees--Class B (Note 2)                                       439,627
                    Custodian fees                                                              193,190
                    Accounting services (Note 2)                                                117,090
                    Transfer agent fees--Class D (Note 2)                                        86,737
                    Printing and shareholder reports                                             79,660
                    Account maintenance fees--Class D (Note 2)                                   66,665
                    Account maintenance and distribution fees--Class C (Note 2)                  56,626
                    Professional fees                                                            46,081
                    Registration fees (Note 1f)                                                  41,592
                    Transfer agent fees--Class A (Note 2)                                        40,776
                    Pricing fees                                                                 23,397
                    Trustees' fees and expenses                                                  21,507
                    Transfer agent fees--Class C (Note 2)                                        21,367
                    Amortization of organization expenses (Note 1f)                               2,274
                    Other                                                                        10,740
                                                                                          -------------
                    Total expenses                                                                             3,701,774
                                                                                                           -------------
                    Investment income--net                                                                       824,981
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      (22,057,208)
(Loss) on             Foreign currency transactions--net                                         76,285      (21,980,923)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (12,721,927)
(Notes 1b, 1c,        Foreign currency transactions--net                                     (2,126,905)     (14,848,832)
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (36,829,755)
                                                                                                           -------------
                    Net Decrease in Net Assets Resulting from Operations                                   $ (36,004,774)
                                                                                                           =============

                    See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six       For the
                                                                                          Months Ended     Year Ended
                                                                                          November 30,      May 31,
                    Increase (Decrease) in Net Assets:                                        1998            1998
Operations:         Investment income--net                                                $     824,981   $    1,123,347
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                       (21,980,923)      19,117,687
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (14,848,832)     (74,763,524)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from operations                    (36,004,774)     (54,522,490)
                                                                                          -------------    -------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                        --       (3,212,433)
(Note 1g):            Class B                                                                        --      (35,928,520)
                      Class C                                                                        --       (1,650,362)
                      Class D                                                                        --       (8,612,883)
                    In excess of realized gain on investments--net:
                      Class A                                                                  (938,942)      (2,887,423)
                      Class B                                                                (8,734,187)     (32,293,544)
                      Class C                                                                  (406,931)      (1,483,391)
                      Class D                                                                (2,160,659)      (7,741,497)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (12,240,719)     (93,810,053)
                                                                                          -------------    -------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (109,228,991)    (195,416,794)
Transactions                                                                              -------------    -------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (157,474,484)    (343,749,337)
                    Beginning of period                                                     427,885,916      771,635,253
                                                                                          -------------    -------------
                    End of period*                                                        $ 270,411,432    $ 427,885,916
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $   1,948,328    $   1,123,347
                                                                                          =============    =============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                           Class A
                                                                   For the                                     For the
                    The following per share data and ratios          Six                                        Period
                    have been derived from information provided     Months                                     Oct. 21,
                    in the financial statements.                    Ended                                     1994++ to
                                                                   Nov. 30,      For the Year Ended May 31,     May 31,
                    Increase (Decrease) in Net Asset Value:        1998++++    1998++++    1997++++   1996++++    1995
Per Share           Net asset value, beginning of period          $    9.57  $   12.58  $   11.94  $   10.25   $   11.73
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .06        .12        .12        .16         .26
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.78)     (1.08)      1.09       1.53       (1.05)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.72)      (.96)      1.21       1.69        (.79)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                             --         --       (.24)        --        (.15)
                      In excess of investment income--net                --         --       (.01)        --          --
                      Realized gain on investments--net                  --      (1.08)      (.32)        --        (.54)
                      In excess of realized gain on
                      investments--net                                 (.36)      (.97)        --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.36)     (2.05)      (.57)        --        (.69)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    8.49  $    9.57  $   12.58  $   11.94   $   10.25
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               (7.64%)+++ (6.02%)    10.76%     16.49%      (6.78%)+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.39%*     1.16%      1.11%      1.06%       1.23%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            1.32%*     1.08%      1.04%      1.47%       4.64%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  20,676  $  33,960  $  44,624  $ 116,628   $  74,478
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               66.10%    107.50%     60.56%     71.86%      63.95%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, November 30, 1998

FINANCIAL HIGHLIGHTS (continued)
                    The following per share data                                 Class B
                    and ratios have been derived       For the                                                  For the
                    from information provided in         Six                                                    Period
                    the financial statements.           Months                                                  July 30,
                                                        Ended                                                  1993++ to
                    Increase (Decrease) in Net         Nov. 30,        For the Year Ended May 31,                May 31,
                    Asset Value:                       1998++++     1998++++    1997++++  1996++++     1995     1994++++
Per Share           Net asset value, beginning
Operating           of period                        $    9.62    $   12.42  $   11.76  $   10.19  $   11.44   $   10.00
Performance:                                         ---------    ---------  ---------  ---------  ---------   ---------
                    Investment income (loss)--net          .01           --+++++   .01        .04        .02        (.02)
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency trans-
                    actions--net                          (.79)       (1.04)      1.08       1.53       (.69)       1.46
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Total from investment
                    operations                            (.78)       (1.04)      1.09       1.57       (.67)       1.44
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Less dividends and
                    distributions:
                      Investment income--net                --           --       (.10)        --       (.04)         --
                      In excess of investment
                      income--net                           --           --       (.01)        --         --          --
                      Realized gain on invest-
                      ments--net                            --         (.93)      (.32)        --       (.54)         --
                      In excess of realized gain
                      on investments--net                 (.30)        (.83)        --         --         --          --
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Total dividends and distri-
                    butions                               (.30)       (1.76)      (.43)        --       (.58)         --
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of
                    period                           $    8.54    $    9.62  $   12.42  $   11.76  $   10.19   $   11.44
                                                     =========    =========  =========  =========  =========   =========

Total Investment    Based on net asset value
Return:**           per share                           (8.14%)+++   (7.01%)     9.70%     15.41%     (5.91%)     14.40%+++
                                                     =========    =========  =========  =========  =========   =========

Ratios to Average   Expenses                             2.44%*       2.21%      2.14%      2.09%      2.13%       2.07%*
Net Assets:                                          =========    =========  =========  =========  =========   =========
                    Investment income (loss)--net         .29%*       (.01%)      .08%       .37%       .23%       (.19%)*
                                                     =========    =========  =========  =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                   $ 197,066    $ 311,520  $ 583,213  $ 945,368  $ 961,941   $ 844,295
                                                     =========    =========  =========  =========  =========   =========
                    Portfolio turnover                  66.10%      107.50%     60.56%     71.86%     63.95%      50.63%
                                                     =========    =========  =========  =========  =========   =========


FINANCIAL HIGHLIGHTS (continued)
                                                                                        Class C
                                                                  For the                                       For the
                    The following per share data and ratios         Six                                          Period
                    have been derived from information provided    Months                                       Oct. 21,
                    in the financial statements.                   Ended                                       1994++ to
                                                                  Nov. 30,      For the Year Ended May 31,       May 31,
                    Increase (Decrease) in Net Asset Value:         1998++++   1998++++   1997++++   1996++++     1995
Per Share           Net asset value, beginning of period          $    9.49  $   12.26  $   11.65  $   10.10   $   11.62
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .01         --+++++    --+++++   .05         .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.79)     (1.02)      1.08       1.50       (1.09)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.78)     (1.02)      1.08       1.55        (.85)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                             --         --       (.14)        --        (.13)
                      In excess of investment income--net                --         --       (.01)        --          --
                      Realized gain on investments--net                  --       (.92)      (.32)        --        (.54)
                      In excess of realized gain on
                      investments--net                                 (.30)      (.83)        --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.30)     (1.75)      (.47)        --        (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    8.41  $    9.49  $   12.26  $   11.65   $   10.10
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               (8.27%)+++ (6.96%)     9.71%     15.35%      (7.36%)+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          2.45%*     2.21%      2.15%      2.09%       2.30%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income (loss)--net                      .28%*     (.01%)      .04%       .45%       4.26%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $   8,937  $  14,717  $  24,774  $  46,985   $  25,822
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               66.10%    107.50%     60.56%     71.86%      63.95%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, November 30, 1998


FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data                                   Class D
                    and ratios have been derived        For the                                                For the
                    from information provided in          Six                                                   Period
                    the financial statements.            Months                                                July 30,
                                                         Ended                                                1993++ to
                    Increase (Decrease) in Net          Nov. 30,            For the Year Ended May 31,          May 31,
                    Asset Value:                        1998++++     1998++++   1997++++   1996++++    1995      1994++++
Per Share           Net asset value, beginning
Operating           of period                         $   9.63    $   12.59  $   11.94  $   10.27  $   11.51   $   10.00
Performance:                                         ---------    ---------  ---------  ---------  ---------   ---------
                    Investment income--net                 .05          .09        .10        .13        .10         .04
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions         (.80)       (1.07)      1.09       1.54       (.68)       1.47
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Total from investment
                    operations                            (.75)        (.98)      1.19       1.67       (.58)       1.51
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                --           --       (.21)        --       (.12)         --
                      In excess of investment
                      income--net                           --           --       (.01)        --         --          --
                      Realized gain on invest-
                      ments--net                            --        (1.04)      (.32)        --       (.54)         --
                      In excess of realized gain on
                      investments--net                    (.34)        (.94)        --         --         --          --
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Total dividends and distri-
                    butions                               (.34)       (1.98)      (.54)        --       (.66)         --
                                                     ---------    ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of
                    period                           $    8.54    $    9.63  $   12.59  $   11.94  $   10.27   $   11.51
                                                     =========    =========  =========  =========  =========   =========

Total Investment    Based on net asset value
Return:**           per share                           (7.82%)+++   (6.18%)    10.50%     16.26%     (5.11%)     15.10%+++
                                                     =========    =========  =========  =========  =========   =========

Ratios to Average   Expenses                             1.65%*       1.42%      1.36%      1.31%      1.34%       1.31%*
Net Assets:                                          =========    =========  =========  =========  =========   =========
                    Investment income--net               1.08%*        .77%       .86%      1.13%       .85%        .55%*
                                                     =========    =========  =========  =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                   $  43,732    $  67,689  $ 119,024  $ 175,151  $ 188,583   $ 208,007
                                                     =========    =========  =========  =========  =========   =========
                    Portfolio turnover                  66.10%      107.50%     60.56%     71.86%     63.95%      50.63%
                                                     =========    =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.


Merrill Lynch International Equity Fund, November 30, 1998


NOTES TO FINANCIAL STATEMENTS (continued)

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a timing difference of security and foreign currency transaction settlements.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended November 30, 1998, MLAM paid MLAM U.K. a fee of $162,229 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account         Distribution
                                 Maintenance Fee          Fee

Class B                               0.25%               0.75%
Class C                               0.25%               0.75%
Class D                               0.25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                            MLFD       MLPF&S

Class A                                     $ 54       $  710
Class D                                     $425       $6,942


For the six months ended November 30, 1998, MLPF&S received contingent deferred sales charges of $204,753 and $1,562 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $23,130 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1998 were $206,977,608 and $311,194,468, respectively.

Net realized gains (losses) for the six months ended November 30, 1998 and net unrealized gains (losses) as of November 30, 1998 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)
Investments:
   Long-term                     $(12,425,032)  $   3,324,645
   Short-term                           9,236          (2,744)
   Financial futures contracts     (9,346,709)         54,621
   Options written                     79,794           1,941
   Options purchased                 (374,497)             --
                                 ------------   -------------
Total investments                 (22,057,208)      3,378,463
                                 ------------   -------------
Currency transactions:
   Options purchased                       --          13,800
   Options written                    755,300         (34,200)
   Forward foreign exchange
   contracts                       (1,144,911)        (76,418)
   Foreign currency
   transactions                       465,896          80,991
                                 ------------   -------------
Total currency transactions            76,285         (15,827)
                                 ------------   -------------
Total                            $(21,980,923)  $   3,362,636
                                 ============   =============


Transactions in call options written for the six months ended
November 30, 1998 were as follows:

                                 Nominal Value
                                   Covered by       Premiums
                                Written Options     Received

Outstanding call options
written at beginning of period   $    862,711   $      55,794
Options written                    12,027,675         169,138
Options expired                      (890,040)        (79,794)
                                 ------------   -------------
Outstanding call options
written at end of period         $ 12,000,346   $     145,138
                                 ============   =============


As of November 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,323,842, of which $21,590,160 related to appreciated securities and $18,266,318 related to depreciated securities. At November 30, 1998, the aggregate cost of investments, net of written options, for Federal income tax purposes was $264,590,442.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $109,228,991 and $195,416,794 for the six months ended November 30, 1998 and for the year ended May 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                         1,030,187   $   8,845,369
Shares issued to shareholders in
reinvestment of distributions          89,014         770,857
                                 ------------  --------------
Total issued                        1,119,201       9,616,226
Shares redeemed                    (2,230,456)    (19,686,939)
                                 ------------  --------------
Net decrease                       (1,111,255) $  (10,070,713)
                                 ============  ==============


Merrill Lynch International Equity Fund, November 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)




Class A Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         2,078,080  $   21,677,428
Shares issued to shareholders in
reinvestment of distributions         633,646       5,506,383
                                 ------------  --------------
Total issued                        2,711,726      27,183,811
Shares redeemed                    (2,710,923)    (28,909,949)
                                 ------------  --------------
Net increase (decrease)                   803  $   (1,726,138)
                                 ============  ==============


Class B Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           964,669  $    8,274,654
Shares issued to shareholders in
reinvestment of distributions         865,770       7,566,829
                                 ------------  --------------
Total issued                        1,830,439      15,841,483
Shares redeemed                   (10,773,316)    (91,788,382)
Automatic conversion of shares       (348,028)     (2,886,912)
                                 ------------  --------------
Net decrease                       (9,290,905) $  (78,833,811)
                                 ============  ==============


Class B Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         5,510,516  $   60,695,234
Shares issued to shareholders in
reinvestment of distributions       6,679,391      58,578,259
                                 ------------  --------------
Total issued                       12,189,907     119,273,493
Shares redeemed                   (26,306,021)   (275,682,157)
Automatic conversion of shares       (474,667)     (5,290,768)
                                 ------------  --------------
Net decrease                      (14,590,781) $ (161,699,432)
                                 ============  ==============


Class C Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           486,567   $   4,136,325
Shares issued to shareholders in
reinvestment of distributions          42,444         365,869
                                 ------------  --------------
Total issued                          529,011       4,502,194
Shares redeemed                    (1,018,010)     (8,666,829)
                                 ------------  --------------
Net decrease                         (488,999) $   (4,164,635)
                                 ============  ==============


Class C Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         1,734,570  $   19,355,604
Shares issued to shareholders in
reinvestment of distributions         320,806       2,774,977
                                 ------------  --------------
Total issued                        2,055,376      22,130,581
Shares redeemed                    (2,524,843)    (27,261,896)
                                 ------------  --------------
Net decrease                         (469,467) $   (5,131,315)
                                 ============  ==============


Class D Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           316,171   $   2,655,303
Automatic conversion of shares        348,685       2,886,912
Shares issued to shareholders in
reinvestment of distributions         217,406       1,895,784
                                 ------------  --------------
Total issued                          882,262       7,437,999
Shares redeemed                    (2,791,249)    (23,597,831)
                                 ------------  --------------
Net decrease                       (1,908,987) $  (16,159,832)
                                 ============  ==============


Class D Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         3,449,207  $   39,786,340
Automatic conversion of shares        470,693       5,290,768
Shares issued to shareholders in
reinvestment of distributions       1,613,654      14,103,337
                                 ------------  --------------
Total issued                        5,533,554      59,180,445
Shares redeemed                    (7,952,491)    (86,040,354)
                                 ------------  --------------
Net decrease                       (2,418,937) $  (26,859,909)
                                 ============  ==============


5. Commitments:
At November 30, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate value of $1,224,000 and $686,000, respectively.



PORTFOLIO INFORMATION


Worldwide
Investments as of
November 30, 1998


                                        Percent of
Ten Largest Equity Holdings             Net Assets

MSCI United Kingdom OPALS
  (Class B)                                 4.4%
MSCI France OPALS (Class B)                 2.4
Telecom Italia S.p.A.                       2.3
MSCI Italy OPALS (Class B)                  2.3
MSCI Singapore OPALS (Class B)              1.5
MSCI Spain OPALS (Class B)                  1.3
Novartis AG (Registered Shares)             1.2
MSCI Finland OPALS (Class B)                1.2
MSCI Denmark OPALS (Class B)                1.1
ING Groep N.V.                              1.1



Ten Largest Industries                 Percent of
(Equity Investments)                   Net Assets

Banking                                     8.3%
Telecommunications                          7.6
Health & Personal Care                      6.3
Insurance                                   4.5
Merchandising                               4.3
Energy Sources                              3.7
Business & Public Services                  3.4
Electronic Components &
  Instrumentation                           3.1
Utilities--Electrical & Gas                 2.4
Food & Household Products                   2.4


                                       Percent of
Ten Largest Countries                  Net Assets

United Kingdom                             21.1%
Japan                                      18.0
France                                      9.4
Germany                                     8.0
Switzerland                                 6.0
Italy                                       5.4
Netherlands                                 5.1
Australia                                   4.2
Sweden                                      2.3
Spain                                       2.1


                                        Percent of
Geographical Asset Mix*                 Net Assets

Europe (Ex-United Kingdom
  and Ireland)                             42.7%
Japan                                      18.0
Pacific Basin (Ex-Japan)                    7.6
United Kingdom and Ireland                 21.8
Other Emerging Markets                      1.4
North America                               3.5

[FN]
*Percent of net assets may not equal 100%, and excludes the impact of futures and options.



Financial Futures Contracts
                                                           Percent of
Country                Issue              Exchange         Net Assets

Australia           SFE-Ordinary        SFE-Ordinary         (0.8)%
France              CAC 40 Index            CAC               1.2
Germany               DAXIndex              DTB              (0.5)
Hong Kong            Hang Seng           Hang Seng            0.5
Japan               Nikkei Index            CME              (0.7)
Spain                 IBEX 35               IBEX              0.5
United Kingdom        FTSE 100             LIFFE              0.6
                                                             ------
                                                              0.8%
                                                             ======



Merrill Lynch International Equity Fund, November 30, 1998


EQUITY PORTFOLIO CHANGES


For the Quarter Ended November 30, 1998

Additions

 ABN AMRO Holding N.V.
 AMP Limited
 Abitibi--Consolidated Inc.
*Allied Zurich PLC
 Banco Santander, S.A.
 The Boots Company PLC
 British American Tobacco PLC
 Broken Hill Proprietary Co., Ltd.
*Buhrmann N.V.
 Cable & Wireless Communications PLC
 Cable & Wireless Optus Limited
 Cadbury Schweppes PLC
 Cap Gemini S.A.
 Carrefour S.A.
 Coles Myers Limited
 Credit Suisse Group (Registered)
 Deutsche Telekom AG
 Diageo PLC
 Enbridge Inc.
 Foster's Brewing Group Limited
 Heineken N.V.
 Hindustan Petroleum Corporation Limited
 HypoVereinsbank AG
 Imasco Limited
 Imperial Chemical Industries PLC
 Inco Limited
 Lend Lease Corp.
 M.I.M. Holdings Limited
 MSCI Finland OPALS (Class B)
 MSCI France OPALS (Class B)
 MSCI Italy OPALS (Class B)
*MSCI Korea OPALS (Class B)
 MSCI Singapore OPALS (Class B)
 MSCI South Korea OPALS (Class B)
 MSCI Spain OPALS (ClassB)
 MSCI United Kingdom OPALS (Class B)
 Mannesmann AG
 Marks & Spencer PLC
 NTT Mobile Communication Network, Inc.
 National Bank of Canada
 Newcrest Mining
 News Corporation Limited (Preferred)
 Next PLC
 Normandy Mining Limited
 Novartis AG (Registered Shares)
 Nycomed Amersham PLC
 Peninsular and Oriental Stream
   Navigation Company
 Pernod Ricard
 Placer Dome Inc.
 Poco Petroleums Limited
 Preussag
 Promodes S.A.
 Provident Financial PLC
 Repsol, S.A.
 Rhone-Poulenc S.A.
 Rio Algom Limited
 Roche Holding AG
 Rolls-Royce PLC
 SAP AG (Systeme, Anwendungen,
   Produkte in der Datenverarbeitung)
 Schneider S.A.
 Schweiz Ruckverichere
 Shanghai Industrial Holdings Limited
 Shanks & McEwan Group PLC
 Suncor Energy, Inc.
 Swisscom AG (Registered)
 TDK Corporation
 Tabcorp Holdings
 Telefonica, S.A.
 Thomson--CSF S.A.
 The Thomson Corporation
 TransCanada PipeLines Limited
 Unilever N.V.
 Vodafone Group PLC
 WMC Limited
 Williams PLC
 Wolters Kluwer N.V.
 Woodside Petroleum
 Zeneca Group PLC
 Zurich Allied AG


Deletions

 ASDA Group PLC
 Akzo Nobel N.V.
 Allied Domecq PLC (Ordinary)
*Allied Zurich PLC
 Alpha Credit Bank S.A.
 Anglian Water PLC
 Associated British Foods PLC
 Assurances Generales de France S.A. (AGF)
 B.A.T. Industries PLC
 Bank of Nova Scotia (The)
 Banque Cantonale de Geneve (BCG)
 Banque Nationale de Paris
 Barclays PLC
 Bass PLC
 Bayerische Motoren Werke AG (BMW)
 British Steel PLC
*Buhrmann N.V.
 Compagnie Generale d'Industrie et
   Participations (CGIP)
 Compagnie Generale des Etablissements
   Michelin (C.G.D.E.)(Class B)
 Carlton Communications PLC
 Carsi Buyuk Magazacilik A.S.
 Cementos Mexicanos, S.A. de C.V. (Cemex)
   (Class B)
 Comalco Ltd.
 Commerzbank AG
 Companhia Energetica de Minas Gerais S.A.
   (CEMIG) (ADR)
 Continental AG
 Dainippon Screen Manufacturing Co., Ltd.
 Dresdner Bank AG
 Enso OY (Class A)
 Ergo-Versicherungsgruppe AG
 Eridania Beghin-Say S.A.
 European Vinyls Corporation
   International N.V.
 FAG Kugelfischer Georg Schaefer AG
 Financiere Industrielle Gaz et Eaux S.A.
 Fromageries Bel S.A.
 GKN PLC
 Goodman Fielder Limited
 Granada Group PLC
 Grupo Financiero Bancomer, S.A.
   de C.V. (ADR)
 Haci Omer Sabanci Holdings A.S.
 Heidelberger Zement AG
 Henkel KGaA
 Henkel KGaA (Preferred)
 Hoechst AG
 Hugo Boss AG (Preferred)
 Ispat International N.V.
 Ispat International N.V. (NY Registered
   Shares)
 Jungheinrich AG (Preferred)
 Kloeckner Werke AG
 L'Air Liquide
 Lahmeyer AG
 LucasVarity PLC
 MSCI Austria OPALS (Class B)
*MSCI Korea OPALS (Class B)
 Magyar Tavkozlesi Reszvenytarsasag (ADR)
 Metallgesellschaft AG
 Metsa Serla OY (Class B)
 Muenchener Rueckversicherungs--
 Gesellschaft AG
 NEC Corporation
 National Bank of Greece S.A.
 National Mutual Holdings
 Nissho Iwai Corp.
 Oil Search Limited
 Oji Paper Co., Ltd.
 Okocimskie Zaklady Piwowarskie S.A.
 Orange PLC
 Orbis S.A.
 Outokumpu OY
 Pacific Dunlop Ltd.
 Panamerican Beverages, Inc. (US
   Registered Shares)
 Pasminco Limited
 Pechiney, S.A. (Class A)
 Petroleo Brasileiro S.A.--Petrobras (ADR)
 Phillip Holzman AG
 Pioneer International Limited
 Qantas Airways Limited
 Renault S.A.
 Richter Gedeon Vegyeszeti Gyar
   Reszvenytarsasag (GDR)
 Rio Tinto Ltd.
 Rio Tinto PLC
 Royal Bank of Canada
 Royal Dutch Petroleum Company
   (NY Registered Shares)
 Safeway PLC
 Sagem S.A.
 Sakura Bank Ltd.
 Scottish and Newcastle PLC
 Shell Transport & Trading Co. PLC
 Societe EuraFrance S.A.
 South African Breweries Ltd.
 Takashimaya Co.
 Tate & Lyle PLC
 Telecomunicacoes Brasileiras S.A.--
   Telebras (ADR)
 Teleglobe Inc.
 Union Bank of Switzerland (UBS)
 UPM-Kymmene Corporation
 Usinor Sacilor S.A.
 Valeo S.A.
 VIAG AG
 Woolworth Limited

[FN]
*Added and deleted in the same quarter.